================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of June 1, 2004, providing for the issuance of
                 Mortgage Pass-Through Certificates, 2004-NCM1)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)




           Delaware                                    333-107958                     01-0791848
 ----------------------------------                  --------------             -------------------------
(State or Other Jurisdiction                          (Commission                  (I.R.S. Employer
of Incorporation)                                     File Number)               Identification Number)

390 Greenwich Street
New York, New York                                                                10013
--------------------------------------------                                      ------
(Address of Principal Executive Offices)                                       (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
            ------------


Description of the Certificates and the Mortgage Pools

         On June 29, 2004, a single series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2004-NCM1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), National City Mortgage Co. as master servicer (the "Master Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the "Class IA-1 Certificates," the "Class IA-2 Certificates," the "Class IA-3, Certificates,"the "Class IIA-1 Certificates," the "Class IIA-2 Certificates," the "Class IIA-3, Certificates,"the "Class IIIA-1 Certificates," the "Class IIIA-2 Certificates," the "Class XS-1 Certificates," the "Class XS-2 Certificates," the "Class XS-3 Certificates," the "Class XS-4 Certificates," the "Class PO-1 Certificates," the "Class PO-2 Certificates," the "Class PO-3 Certificates," the "Class PO-4 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $482,464,531 as of June 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 28, 2004 (the "Mortgage Loan Purchase Agreement"), between the Depositor and National City Mortgage Co.. The Class IA-1, Class IA-2, Class IA-3, Class IIA-1, Class IIA-2, Class IIA-3, Class IIIA-1, Class IIIA-2, Class XS-1, Class XS-2. Class XS-3, Class XS-4, Class PO-1, Class PO-2, Class PO-3, Class PO-4, Class R, Class B-1, Class B-2 and Class B-3 Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated June 28, 2004, between the Depositor and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                                 Initial Certificate
                   Class                         Principal Balance                 Pass-Through Rate
                   ------                        ------------------                -----------------
                 Class IA-1                        $79,594,000.00                   5.50% per annum
                 Class IA-2                        $62,176,000.00                   6.50% per annum
                 Class IA-3                        $11,105,000.00                   6.75% per annum
                 Class IIA-1                       $126,231,000.00                  5.50% per annum
                 Class IIA-2                       $63,671,000.00                   6.00% per annum
                 Class IIA-3                       $38,164,000.00                   6.75% per annum
                Class IIIA-1                       $43,432,000.00                   5.00% per annum
                Class IIIA-2                       $14,138,000.00                   5.75% per annum
                 Class IVA-1                       $13,656,000.00                   6.75% per annum


                                      -4-

                   Class R                             $100.00                      5.50% per annum
                 Class XS-1                        Notional Amount                  6.75% per annum
                 Class XS-2                        Notional Amount                  6.75% per annum
                 Class XS-3                        Notional Amount                  5.75% per annum
                 Class XS-4                        Notional Amount                  6.75% per annum
                 Class PO-1                          $820,853.09                         0.00%
                 Class PO-2                         $3,338,891.59                        0.00%
                 Class PO-3                         $1,880,290.67                        0.00%
                 Class PO-4                         $1,098,536.87                        0.00%
                  Class B-1                         $8,926,000.00                       Variable
                  Class B-2                         $5,066,000.00                       Variable
                  Class B-3                         $3,136,000.00                       Variable
                  Class B-4                         $1,688,000.00                       Variable
                  Class B-5                         $1,448,000.00                       Variable
                  Class B-6                         $2,894,858.00                       Variable

         The Certificates, other than the Class B-4, Class B-5 and Class B-6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 9, 2004, and the Prospectus Supplement, dated June 28, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, Class B-5 and Class B-6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01.            Financial Statements and Exhibits
                      ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


                  Exhibit No.         Description
                  -----------         -----------
                  4.1                 Pooling and Servicing Agreement, dated as
                                      of June 1, 2004, by and among Citigroup
                                      Mortgage Loan Trust Inc. as Depositor,
                                      National City Mortgage Co. as Master
                                      Servicer and U.S. Bank National
                                      Association as Trustee, relating to the
                                      Series 2004-NCM1 Certificates.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 8, 2004

                                            CITIGROUP MORTGAGE LOAN TRUST INC.


                                            By: /s/ Matt Bollo
                                               -------------------------------
                                            Name:   Matt Bollo
                                            Title:  Assistant Vice President

                                Index to Exhibits
                                -----------------




                                                                                           Sequentially Numbered
    Exhibit No.                                 Description                                         Page
    -----------                                 -----------                                         ----
        4.1           Pooling and  Servicing  Agreement,  dated as of June 1, 2004,  by              7
                      and among  Citigroup  Mortgage  Loan  Trust  Inc.  as  Depositor,
                      National  City  Mortgage  Co. as Master  Servicer  and U.S.  Bank
                      National   Association   as  Trustee,   relating  to  the  Series
                      2004-NCM1 Certificates.

                                   Exhibit 4.1